Exhibit 10.11.20

Certain confidential information contained in this document, marked by brackets, has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

EXECUTION VERSION

NINETEENTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT

THIS NINETEENTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Nineteenth Amendment”), is made and entered into to be effective as of January 22, 2019 (the “Effective Date”) by and between AMERICAN AIRLINES, INC., a Delaware corporation (“American”), and MESA AIRLINES, INC., a Nevada corporation (“Mesa,” and together with American, the “Parties”).

RECITALS:

A.American and Mesa are parties to that certain Code Share and Revenue Sharing Agreement, dated as of March 20, 2001, but effective as of February 1, 2001 (as amended, modified and supplemented prior to the Effective Date, the “Code Share Agreement”).

B.The Code Share Agreement has previously been amended, including by:

i.	the Sixteenth Amendment to Code Share and Revenue Sharing Agreement, dated January 26, 2015 (the “Sixteenth Amendment”);
ii.	the Seventeenth Amendment to Code Share and Revenue Sharing Agreement, dated December 28, 2015 (the “Seventeenth Amendment”); and
iii.	the Eighteenth Amendment to Code Share and Revenue Sharing Agreement, dated March 1, 2017 (the “Eighteenth Amendment”).

C.The Parties entered into that certain binding term sheet, dated January 22, 2019 (the “Term Sheet”), pursuant to which the Parties agreed to, in part: (i) permanently withdraw two (2) Aircraft from the Code Share Agreement; (ii) modify and establish new performance criteria by which Mesa’s performance will be evaluated for purposes of determining Mesa’s rights to receive bonus incentive payments (with respect to CD0 and CCF only) and American’s and Mesa’s respective rights to withdraw additional Aircraft from the Code Share Agreement; (iii) create a mechanism by which American may permanently withdraw up to an additional six (6) Aircraft in the event that Mesa fails to perform in accordance with such established criteria; and (iv) create a mechanism by which Mesa may permanently withdraw no fewer than six (6) Aircraft in the event that Mesa fails to perform in accordance with such established criteria.

D.The Parties desire to further amend the Code Share Agreement to more formally provide for the items memorialized in the Term Sheet, in each case as set forth in this Nineteenth Amendment.

E.All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement.  It is the intent of the Parties that this Nineteenth Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

AGREEMENT:

In consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Effectiveness of Term Sheet and Nineteenth Amendment; Amendment Term.

1.1.Term Sheet.  The Parties hereby acknowledge and agree that the Term Sheet shall be deemed terminated and of no further force and effect as of the Effective Date.  For all purposes of this Nineteenth Amendment, including but not limited to determining the Amendment Term (as defined below), any of the following events that occurred during the period beginning on January 22, 2019 and ending on the Effective Date shall be deemed to have occurred pursuant to this Nineteenth Amendment: (a) the occurrence of any Failures (as defined below); (b) the provision of any Withdrawal Notices (as defined below), and/or (c) the payment of any amounts owed pursuant to the Term Sheet.

1.2.Amendment Term.  Subject to Section 1.3 hereof, this Nineteenth Amendment will become effective upon the Effective Date and will expire upon the earliest of the following to occur: (i) the date that American provides the sixth (6th) Withdrawal Notice to Mesa; (ii) the date that Mesa provides an Option Notice (as defined below) to American; or (iii) the expiration or termination of the Code Share Agreement (the “Amendment Term”).

1.3.Effect of Expiration of Amendment.  Except for any sections hereof that expressly survive the expiration of this Nineteenth Amendment, the terms of this Nineteenth Amendment will be of no further force or effect upon such expiration; provided, however that: (a) any Aircraft that have been withdrawn from the Code Share Agreement pursuant to this Nineteenth Amendment as of the date of such expiration will remain withdrawn; (b) any Aircraft that are scheduled to be withdrawn from the Code Share Agreement pursuant to this Nineteenth Amendment as of the date of such expiration will be withdrawn pursuant to the terms hereof; and (c) any amounts that have been paid pursuant to this Nineteenth Amendment as of the date of such expiration will be retained by the receiving Party.

2.Initial Aircraft Withdrawal.

2.1.Timing.  The Parties acknowledge and agree that, effective as of 12:00 AM Central Standard Time on April 2, 2019, two (2) Aircraft, with FAA registration numbers N939LR and N942LR, were permanently withdrawn from the Code Share Agreement (together, the “Initial Withdrawn Aircraft”).

2.2.White Tail Conversion.  The Parties further acknowledge and agree that: (a) prior to April 30, 2019, Mesa converted the Initial Withdrawn Aircraft to neutral livery; and (b) [***].

2.3.Use Restriction.  The Parties acknowledge and agree that, following the conversion described in Section 2.2 hereof, Mesa may use the Initial Withdrawn Aircraft for any lawful purposes (including flying for other carriers) that Mesa, in its sole discretion, deems necessary or appropriate, other than providing Flight Services under the Code Share Agreement.  Notwithstanding the foregoing, Mesa may utilize the Initial Withdrawn Aircraft to provide Flight Services under the Code Share Agreement solely as set forth in Note 2 to Attachment A to the Eighteenth Amendment.  For the avoidance of doubt, nothing in this Section 2.3 shall be deemed to limit Mesa’s ability to arrange for and utilize substitute CRJ-200 aircraft to provide Flight Services under the Code Share Agreement solely as set forth in Note 2 to Attachment A to the Eighteenth Amendment.

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3.Mesa Performance Criteria.  During the Amendment Term, Mesa shall perform in accordance with the metrics and obligations described in this Section 3 (the “Mesa Performance Criteria”).

3.1.Scheduling.

a.During the Amendment Term, Section 4.1 of the Seventeenth Amendment, other than the definitions of “Capacity,” “Minimum Block Hour Utilization,” “Revenue Available Aircraft,” “Adjusted Aircraft” and “Allocated Aircraft” contained therein, shall be deemed to be of no force or effect.

b.During the Amendment Term, Section 4.4 of the Seventeenth Amendment shall be deemed to be of no force or effect.

c.Not later than the date that is one hundred fifty (150) calendar days prior to the first day of each month during which Mesa is obligated to provide Flight Services, Mesa shall provide a final estimate of schedulable hours available during such month for each of Mesa’s captains, first officers and flight attendants (each such estimate, a “Final Crew Max”) to each of the following employees of American:

i.Sr. Analyst, Regional Strategy and Business Planning; and

ii.Sr. Manager, Regional Strategy and Business Planning.

American shall provide written notice to Mesa as soon as reasonably practicable following any changes to the above American personnel during the Term of the Amendment.

d.The Final Crew Max that Mesa provides to American for each such month will be no less than the number of block hours that American provides in the 160-Day Guidance (as defined below) for such month.  Mesa shall not initiate any reduction to the Final Crew Max on or after the date that is one hundred fifty (150) calendar days prior to the first (1st) day of the month to which such Final Crew Max relates; provided that if [***] or more American-dedicated Mesa captains and/or first officers terminate their employment with Mesa during the calendar month in which such Final Crew Max is given or the calendar month immediately following Mesa’s provision of a Final Crew Max, Mesa may amend such Final Crew Max no later than the date that is one hundred ten (110) calendar days prior to the first (1st) day of the month to which such Final Crew Max relates.  For planning purposes, American may request, and Mesa will provide upon such request, simultaneously with each Final Crew Max report, documentation reasonably satisfactory to American that states the reserve coverage and open time applicable to such Final Crew Max and Mesa’s attrition with respect to Americandedicated captains, first officers and flight attendants for the calendar month preceding such Final Crew Max.

3.2.Operational Performance.

a.During the Amendment Term, Sections 5.3, 5.4 and 8.2 of the Code Share Agreement, in each case as amended, shall be deemed to be of no force or effect.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b.Mesa shall meet or exceed all of the performance metrics described in this Section 3.2(b) (collectively, the “Performance Metrics,” and each, a “Performance Metric”). During the periods specified in this Section 3.2(b), American will measure Mesa’s operational performance with respect to each Performance Metric daily (each, a “Measurement Date”), on a rolling sixty (60)- or forty-five (45)-day basis, as specified below.

i.MEL Counts:

1.As of each Measurement Date during the period beginning on May 1, 2019, and ending on, and including, August 31, 2019, MEL Counts (as defined below) shall be less than [***] per Aircraft per day, measured on a rolling sixty (60)-day basis.

2.As of each Measurement Date after August 31, 2019, MEL Counts shall be less than [***] per Aircraft per day, measured on a rolling forty-five (45)-day basis.

3.“MEL Count” means the daily weighted average of MELs (as defined below) across all Aircraft during the applicable measurement period, calculated as follows:

MC =	[(MELMD-1 + MELMD-2 + ... + MELMD-N) ÷ A] ÷ N

Where

MC =	The MEL Count as of the applicable Measurement Date;
MELMD-1 =

The aggregate number of MELs across all Aircraft as of 6:00 AM Arizona Time on the date that is one (1) day prior to the applicable Measurement Date (MELMD-2 means the aggregate number of MELs across all Aircraft as of 6:00 AM Arizona Time on the date that is two (2) days prior to such Measurement Date, and so forth);

MELMD-N =

The aggregate number of MELs across all Aircraft as of 6:00 AM Arizona Time on the date that is: (a) sixty (60) days prior to the applicable Measurement Date, in the case of a sixty (60)-day rolling measurement period; or (b) forty-five (45) days prior to the applicable Measurement Date, in the case of a forty-five (45)-day rolling measurement period;

A =	The daily weighted average number of Aircraft during the applicable measurement period; and
N =	The number of days in the applicable rolling measurement period.

4.“MEL” means, for purposes of this Nineteenth Amendment, each item of equipment and/or component thereof installed on an Aircraft that: (a) has malfunctioned to the extent that it does not accomplish its intended purpose and/or is not consistently functioning normally within its approved operating limits or tolerances; and (b) is included in the Minimum Equipment List (as defined below) for such Aircraft.

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5.“Minimum Equipment List” means, with respect to each Aircraft, the Minimum Equipment List (as such term is used in FAR § 91.213) that was developed by Mesa and approved by the FAA for the operation of such Aircraft under specific conditions with inoperative equipment under FAR § 91.213.

ii.CCF:

1.As of each Measurement Date during the period beginning on May I, 2019, and ending on, and including, August 31, 2019, CCF must be greater than or equal to [***], measured on a rolling sixty (60)-day basis.

2.As of each Measurement Date after August 31, 2019, CCF must be greater than or equal to [***], measured on a rolling forty-five (45)-day basis.

3.“CCF” means the percentage of Controllable Scheduled Departures (as defined below) that are completed by Mesa, calculated as follows:

CCF =	F ÷ CSD

Where

CCF =  Mesa’s CCF as of the applicable Measurement Date;

F =	the number of actual Flight departures that occurred during the sixty (60)- or forty-five (45)-day period, as applicable, ending on, and including, the date immediately prior to such Measurement Date;
CSD =	the number of Controllable Scheduled Departures with respect to such period.

4.“Controllable Scheduled Departures” means the number of Flight departures that are within Mesa’s control to complete, calculated as follows:

CSD =	SF – CNF

Where

CSD =	the number of Controllable Scheduled Departures that occurred during the applicable period;
SF =	the total number of Flight departures scheduled to occur during such period; and
CNF =

the number of Flight departures during such period that were cancelled for any reason other than pursuant to a Controllable Cancellation Code, as set forth in American’s then-current Cancel Code Handbook.

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iii.MxD60:

1.As of each Measurement Date during the period beginning on May 1, 2019, and ending on, and including, August 31, 2019, MxD60 must be greater than or equal to [***], measured on a rolling sixty (60)-day basis.

2.As of each Measurement Date after August 31, 2019, MxD60 must be greater than or equal to [***], measured on a rolling forty-five (45)-day basis.

3.“MxD60” means the percentage of actual Flight departures that are not delayed for more than sixty (60) minutes due to maintenance issues, calculated as follows:

MxD60 =   (F60 + NonMx) ÷ F

Where

MxD60 =   Mesa’s MxD60 as of the applicable Measurement Date;

F60 =

the number of actual Flight departures during the sixty (60)- or forty-five (45)-day period, as applicable, ending on, and including, the date immediately prior to such Measurement Date, that departed within sixty (60) minutes or less after the applicable scheduled departure time;

NonMx =  the sum of the ratios of each Flight departure delay of more than sixty (60) minutes during such period that are not attributable to a maintenance- or damage-designated Delay Code, as set forth in American’s then-current Delay Code Handbook, which ratio shall be calculated for each such Flight delay as follows: [1 – (DMx ÷ D)] (for example, if only four (4) Flight departures during such period are delayed for more than sixty (60) minutes beyond the applicable scheduled departure time, and the non-maintenance or damage delay ratios for such Flight departures are [***], [***], [***] and [***], respectively, then NonMx for such period is [***]);

DMx =

with respect to each Flight departure during such period that is delayed for more than sixty (60) minutes beyond the applicable scheduled departure time, the number of minutes that such Flight is delayed beyond the applicable scheduled departure time pursuant to a maintenance- or damage-designated Delay Code, as set forth in American’s then-current Delay Code Handbook;

D =

with respect to each Flight departure during such period that is delayed for more than sixty (60) minutes beyond the applicable scheduled departure time, the number of minutes that such Flight is delayed beyond the applicable scheduled departure time; and

F =	the number of actual Flight departures that occurred during such period.

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iv.CD0:

1.As of each Measurement Date during the period beginning on May 1, 2019, and ending on, and including, August 31, 2019, CD0, measured on a rolling sixty (60)-day basis, must be greater than or equal to the percentage provided in the “CD0 May-Aug. 2019” column of the table below that corresponds to Mesa’s actual B0 as of the applicable Measurement Date.

2.As of each Measurement Date after August 31, 2019, CD0, measured on a rolling forty-five (45)-day basis, must be greater than or equal to the percentage provided in the “CD0 Sept. 2019 & After” column of the table below that corresponds to Mesa’s actual B0 as of the applicable Measurement Date.

Operational Performance: CD0 adjustment based on actual B0
B0	CD0 May–Aug. 2019	CD0 Sept. 2019 & After
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]

3.“CD0” means the percentage of Controllable Scheduled Departures that depart on time, calculated as follows:

[***] =	[***]

Where

CD0 =	Mesa’s CD0 as of the applicable Measurement Date;
F =	the number of actual Flight departures that occurred during the sixty (60)- or forty-five (45)-day period, as applicable, ending on, and including, the date immediately prior to such Measurement Date;

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

D0 =

the number of Flight departures during such period that were delayed pursuant to a Controllable Delay Code, as set forth in American’s then-current Delay Code Handbook (including any downline departures that remain late departing due predominantly to reasons controllable by Mesa);

[***] =	[***];
[***] =	[***]; and
CSD =	the number of Controllable Scheduled Departures that occurred during such period.

4.“B0” means the percentage of actual Flight departures that are completed within American’s scheduled block hour duration, calculated as follows:

B0 =	(F – BHF) ÷ F

Where

B0 =	Mesa’s actual B0 as of the applicable Measurement Date;
F =

the number of actual Flight departures that occurred during the sixty (60)- or forty-five (45)-day period, as applicable, ending on, and including, the date immediately prior to such Measurement Date; and

BHF =

the number of Flight departures during such period for which the actual block hour duration exceeded the planned block hour duration set forth in the applicable Schedule due to reasons outside of Mesa’s control.

c.In the case of any Performance Metric measurement period that straddles two Performance Metric percentage thresholds listed above, the actual percentage threshold used to measure Mesa’s performance will be calculated using the daily weighted average of the applicable thresholds over the applicable measurement period.  For example, with respect to the September 10, 2019 Measurement Date, the CCF threshold percentage applicable to the forty-five (45)-day measurement period ending on, and including, the date immediately prior to such Measurement Date will be [***], calculated as follows:

[***]

d.Removal of Non-Controllable Damage Cancellation Credits.

i.The last paragraph of Section 10 of the Sixteenth Amendment (which begins with “In addition, the parties agree that...” and ends with “...for purposes of determining CD0 and CCF percentages above”) is hereby deleted in its entirety.

ii.This Section 3.2(d) will survive the expiration of this Nineteenth Amendment.

e.[***]

iii.This Section 3.2(e) will survive the expiration of this Nineteenth Amendment.

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f.[***]

iii.This Section 3.2(f) will survive the expiration of this Nineteenth Amendment.

3.3.Maintenance and Staffing.

a.Notwithstanding anything to the contrary set forth in Section 2.6.3 of the Code Share Agreement, as amended, Mesa and American agree that the Maintenance Bases are as set forth below.  This Section 3.3(a) will survive the expiration of this Nineteenth Amendment.

i.DFW (provided, however, that solely for purposes of determining the Guaranteed Maintenance Costs payable by American to Mesa, DFW shall be deemed to be an Outstation Base)

ii.ELP

iii.PHX

b.Mesa and American agree that the Outstation Bases are as set forth below.  This Section 3.3(b) will survive the expiration of this Nineteenth Amendment.

i.HOU

ii.IAH

iii.SDF

iv.TUS

c.In addition to and without limiting anything set forth in Section 2.4 of the Code Share Agreement, beginning on May 1, 2019, and continuing thereafter, Mesa will staff aircraft maintenance technicians, including “buybacks” and qualified non-“buyback” contractors, dedicated to American’s operations (each, a “Dedicated AMT”) at no less than [***] of the target staffing level across all maintenance locations listed in the table below.  For purposes of this Section 3.3, a “buyback” means any aircraft maintenance technician who, for any reason, is not qualified or authorized to sign off on his or her own maintenance work.  Mesa’s staffing levels will be measured on a rolling sixty (60)-day basis by calculating the average of Mesa’s actual Dedicated AMT staffing levels of all days during the sixty (60)-day period ending on, and including, the date immediately prior to the applicable Measurement Date.

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Maintenance Location	Target Staffing Level (Dedicated AMTs)
DFW	[***]
ELP	[***]
HOU	[***]
IAH	[***]
PHX	[***]
SDF	[***]
TUS	[***]
Total across all MX locations:	[***]

d.Any changes to the foregoing lists of Maintenance Bases, Outstation Bases, or maintenance staffing levels must be pre-approved by American in writing.

e.Mesa shall (i) allocate its aircraft maintenance technicians to the Code Share Agreement in a manner no less favorable (in terms of both staffing levels and experience) to American than Mesa allocates its aircraft maintenance technicians to any other aircraft operated by Mesa and not covered by the Code Share Agreement, including those operated by or on behalf of other air carriers, and (ii) provide American, upon request, with any and all information that American may deem necessary or desirable to confirm that Mesa has taken all reasonable steps to do so; provided, however, that in no event shall Mesa be obligated to provide American with information that is subject to a confidentiality or nondisclosure agreement (further provided that in such event, Mesa shall use commercially reasonable efforts to redact any such confidential information from the information requested by American in order to provide such requested information to American).

f.Notwithstanding anything to the contrary in this Nineteenth Amendment, a maintenance staffing shortfall as of a particular Measurement Date will not be deemed to be a Failure in and of itself.  However, if a Failure with respect to a Performance Metric also occurs as of such Measurement Date, then two (2) Failures will be deemed to have occurred (i.e., one (1) Performance Metric Failure and one (1) maintenance staffing Failure).  For example, if Mesa’s Dedicated AMT staffing level as of a particular Measurement Date is [***], but no Failure occurs with respect to any Performance Metric as of such Measurement Date, then no Failure will be deemed to have occurred; however, if a CD0 Failure also occurs as of such Measurement Date, then two (2) Failures shall be deemed to have occurred as of such Measurement Date (i.e., Dedicated AMTs and CD0).

4.American Performance Criteria.  During the Amendment Term, American will perform in accordance with the obligations described in this Section 4 (the “American Performance Criteria”).

4.1.Scheduling.

a.Not later than the date that is one hundred sixty (160) days prior to the first day of each month during which Mesa is obligated to provide Flight Services, American will provide Mesa’s block hour guidance for such month (the “160-Day Guidance”).

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b.American’s projected Utilization will not exceed:

i.[***] in any calendar year;

ii.[***] in any calendar month; and

iii.[***] in more than four (4) calendar months in any calendar year.

c.“Utilization” means, with respect to any given time period, a number calculated as follows:

U	=(BH ÷ RAA) ÷ N

Where

U	=the Utilization in such period;
BH	=the total number of block hours scheduled by American for such period;
RAA	=the daily weighted average number of Revenue Available Aircraft during such period; and
N	=the number of days in such period.

d.During the Amendment Term, Mesa’s annual average stage length will be equal to Mesa’s 2018 annual average stage length for Flights under the Code Share Agreement, plus or minus [***].  Within thirty (30) days after American releases each Schedule proposal to Mesa, American agrees to, upon Mesa’s request, meet with Mesa (which may include telephonically) to discuss the average stage length of such Schedule.

4.2.Maintenance and Touch Time Allocations.  Beginning as of May 1, 2019, American will provide a minimum monthly average of [***] hours of RON Touch Time per Scheduled Aircraft per Day (as defined below) for all Schedules.  Within thirty (30) days after American releases each Schedule proposal to Mesa, American agrees to, upon Mesa’s request, meet with Mesa (which may include telephonically) to discuss the RON Touch Time per Scheduled Aircraft per Day of such Schedule.  For the avoidance of doubt, nothing in this Section 4.2 shall be deemed to require American to provide any minimum amount of ground time at Maintenance Bases or Outstation Bases on any given calendar day during a Schedule period, so long as the monthly average RON Touch Time per Scheduled Aircraft per Day with respect to the period to which such Schedule relates is equal to or greater than [***] hours.

a.“RON Touch Time per Scheduled Aircraft per Day” means, with respect to any given Schedule, a number of hours calculated as follows:

RTT	=HMx ÷ (Asc x D)

Where

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RTT	=the RON Touch Time per Scheduled Aircraft per Day for such Schedule;
HMx

=the aggregate number of hours during the period to which such Schedule relates that Maintenance RONs (as defined below) remain on the ground at Maintenance Bases and/or Outstation Bases, inclusive of all ground time between each Maintenance RON’s arrival at the applicable Maintenance Base or Outstation Base and its departure from such Maintenance Base or Outstation Base (for example, if a particular Maintenance RON arrives at an Outstation Base at 6:00 PM local time on June 1 and departs such Outstation Base at 7:00 AM local time on June 2, thirteen (13) hours of ground time will be attributed to such Maintenance RON; if a particular Maintenance RON arrives at an Outstation Base at 6:00 PM local time on June I and departs such Outstation Base at 7:00 AM local time on June 3, thirty-seven (37) hours of ground time will be attributed to such Maintenance RON);

Asc	=the daily weighted average number of Scheduled Aircraft during the period to which such Schedule relates; and
D	=the number of calendar days in the period to which such Schedule relates.

b.“Maintenance RON” means an Aircraft that (i) is scheduled to be on the ground at a Maintenance Base or Outstation Base at 4:00 AM local time on a given calendar day, and (ii) remains on the ground for at least three (3) hours on such calendar day before departing such Maintenance Base or Outstation Base.

c.“Scheduled Aircraft” means, with respect to any given date, (i) the number of Revenue Available Aircraft as of such date minus (ii) any Aircraft that are unscheduled as of such date.

5.Performance Bonuses and Failures.

5.1.Mesa Performance Bonus Payments.

a.CD0 Bonus Payments.

i.If Mesa’s CD0, measured on a rolling sixty (60)-day basis, exceeds [***] as of any Measurement Date during the period beginning on May 1, 2019, and ending on, and including, August 31, 2019, American will pay to Mesa a bonus payment, calculated as follows:

PCD0	=[***]

Where

PCD0	=the CD0 bonus payment payable to Mesa;
CD0	=Mesa’s CD0 as of the applicable Measurement Date; and

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

CSD =	the number of Controllable Scheduled Departures that occurred during the sixty (60)-day period ending on, and including, the date immediately prior to such Measurement Date.

ii.If Mesa’s CD0, measured on a rolling forty-five (45)-day basis, exceeds [***] as of any Measurement Date after August 31, 2019, American will pay to Mesa a bonus payment, calculated as follows:

PCD0	=[***]

Where

PCD0	=the CD0 bonus payment payable to Mesa;
CD0	=Mesa’s CD0 as of the applicable Measurement Date; and
CSD	=the number of Controllable Scheduled Departures that occurred during the forty-five (45)-day period ending on, and including, the date immediately prior to such Measurement Date.

b.CCF Bonus Payments.

i.If Mesa’s CCF, measured on a rolling sixty (60)-day basis, exceeds [***] as of any Measurement Date during the period beginning on May 1, 2019 and ending on, and including, August 31, 2019, American will pay to Mesa a bonus payment, calculated as follows:

PCCF	=[***]

Where

PCCF	=the CCF bonus payment payable to Mesa;
CCF	=Mesa’s CCF as of the applicable Measurement Date; and
CSD	=the number of Controllable Scheduled Departures that occurred during the sixty (60)-day period ending on, and including, the date immediately prior to such Measurement Date.

ii.If Mesa’s CCF, measured on a rolling forty-five (45)-day basis, exceeds [***] as of any Measurement Date after August 31, 2019, American will pay to Mesa a bonus payment, calculated as follows:

PCCF	=[***]

Where

PCCF	=the CCF bonus payment payable to Mesa;
CCF	=Mesa’s CCF as of the applicable Measurement Date; and
CSD	=the number of Controllable Scheduled Departures that occurred during the forty-five (45)-day period ending on, and including, the date immediately prior to such Measurement Date.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c.Bonus payments to Mesa will not exceed [***] U.S. dollars [***] in the aggregate per calendar year.

5.2.Failures.  Any failure by Mesa to comply with the Mesa Performance Criteria will be considered a “Failure.” Failures, as defined in this Section 5.2, in and of themselves, will not be deemed to be Events of Default under the Code Share Agreement.  Mesa will have no cure rights for purposes of determining whether a Failure has occurred.  American will have no right to terminate the Code Share Agreement as a result of any Failure.

5.3.Rolling Measurement Period Resets.

a.Upon the occurrence of a Failure with respect to any individual Mesa Performance Criterion with a rolling measurement period (i.e., forty-five (45) days or sixty (60) days), the rolling measurement period applicable to such Mesa Performance Criterion will reset such that an additional Failure with respect to such Mesa Performance Criterion may not occur until at least forty-five (45) or sixty (60) days, as applicable, after the Measurement Date on which the prior Failure occurred.  Subject to Section 5.4 hereof, a Failure with respect to one (1) Mesa Performance Criterion will not reset the measurement period(s) applicable to any other Mesa Performance Criteria.

b.Upon the accrual of a performance bonus with respect to either CD0 or CCF, the rolling measurement period applicable to such Performance Metric will reset such that an additional bonus payment with respect to such Performance Metric may not accrue to Mesa until at least forty-five (45) or sixty (60) days, as applicable, after the Measurement Date on which the prior bonus payment accrued to Mesa.  For the avoidance of doubt, the accrual of a bonus payment with respect to CD0 will not affect the measurement period applicable to CCF, and vice versa.

5.4.Maximum Frequency of Failures.  Notwithstanding anything set forth in this Nineteenth Amendment to the contrary: (a) during the period beginning on May 1, 2019 and ending on August 31, 2019, no more than two (2) Failures may occur within any rolling sixty (60)-day period; and (b) during the period beginning on September 1, 2019 and continuing thereafter, no more than two (2) Failures may occur within any rolling forty-five (45)-day period.  If two (2) Failures occur within any rolling sixty (60)- or forty-five (45)-day period, as applicable (the “First Failure” and “Second Failure,” respectively), then upon the occurrence of the Second Failure: (i) if the Second Failure relates to a Mesa Performance Criterion with a rolling measurement period, the rolling measurement period applicable to such Mesa Performance Criterion will reset in accordance with Section 5.3(a) hereof; and (ii) the rolling measurement periods applicable to all other Mesa Performance Criteria will be reset as of the Measurement Date on which the First Failure occurred, such that a third Failure, if any, may not occur until at least sixty (60) or forty-five (45) days, as applicable, after the Measurement Date on which the First Failure occurred.

5.5.Waiver if Mesa Outperforms Other Regional Air Carriers.  Notwithstanding anything set forth in this Section 5 to the contrary, if a Failure occurs with respect to any Performance Metric, but Mesa’s performance with respect to such Performance Metric exceeds the performance of all of American’s other regional air carriers for the same Performance Metric during the same period (as determined by American in its sole discretion), such Failure will be waived.  For example, if Mesa’s CCF as of a given Measurement Date is [***] (which would otherwise constitute a Failure), but none of American’s other regional air carriers’ CCF exceeds [***] as of the same Measurement Date, such Failure will be waived.  If requested by Mesa, American shall provide reasonably detailed supporting evidence with respect to any conclusion that a Failure has occurred and Mesa’s performance with respect to such Performance Metric did not exceed the performance of all of American’s other regional air carriers for the same Performance Metric.

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6.Withdrawal of Additional Aircraft.

6.1.Withdrawal Rights.  Except as provided in Section 5.5 hereof, upon the occurrence of each Failure, American will accrue the right, exercisable in its sole discretion, to permanently withdraw one (1) Aircraft from the Code Share Agreement (each, a “Withdrawal Right”).  Regardless of the number of Failures that occur, in no event may American exercise more than six (6) Withdrawal Rights.

6.2.Withdrawal Procedure.  American may exercise its Withdrawal Rights as follows:

a.Within thirty (30) days following American’s determination that a Failure has occurred, American will provide to Mesa a written notice of American’s intent to exercise the resulting Withdrawal Right (a “Withdrawal Notice”), which will include the Aircraft withdrawal date; provided that (a) the withdrawal date may not be less than ninety (90) or more than one hundred eighty (180) days after the date of such Withdrawal Notice; and (b) American may not withdraw more than two (2) Aircraft from the Code Share Agreement in any single calendar month.

b.If American fails to provide a Withdrawal Notice within thirty (30) days following American’s discovery of a Failure, American will no longer be able to exercise that particular Withdrawal Right; provided, however, that American’s election not to exercise such Withdrawal Right will have no impact on American’s ability to exercise any other Withdrawal Rights based on other Failures.

c.Within thirty (30) days following Mesa’s receipt of each Withdrawal Notice, Mesa will provide to American a written notice specifying the tail number of the Aircraft to be withdrawn pursuant to such Withdrawal Right (a “Tail Number Notice”).

d.If Mesa fails to provide to American a Tail Number Notice within thirty (30) days following receipt of any Withdrawal Notice, Mesa will be deemed to have forfeited its right to determine the tail number of the Aircraft to be withdrawn pursuant to that particular Withdrawal Right, and American will determine, in its sole discretion, the tail number of the Aircraft to be withdrawn pursuant to such Withdrawal Right.

6.3.Non-Exclusive Remedy.  Subject to Section 5.2 hereof, American’s Withdrawal Rights will be cumulative, and not exclusive, of all remedies available to American under the Code Share Agreement or otherwise.  During the Amendment Term, Section 15 of the Sixteenth Amendment shall be deemed to be of no force or effect.

7.Mesa’s Aircraft Withdrawal Option.

7.1.Mesa Option.  If two (2) or more Failures occur, then upon the occurrence of the second Failure and each subsequent Failure, Mesa will accrue the right, exercisable only once in its sole discretion, to permanently withdraw no fewer than six (6) aircraft from the CSA (the “Mesa Option”).

7.2.Procedure.  Mesa may exercise the Mesa Option as follows:

a.Within thirty (30) days following Mesa’s receipt of a Withdrawal Notice relating to the second Failure or any subsequent Failure, Mesa will provide to American a written notice of Mesa’s intent to exercise the Mesa Option (an “Option Notice”), which will include the following information:

i.The tail number of each aircraft to be withdrawn pursuant to the Mesa Option; and

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ii.The withdrawal date for each aircraft; provided that (a) the withdrawal dates may not be less than ninety (90) or more than one hundred eighty (180) days after the date of such Option Notice and (b) Mesa may not withdraw more than two (2) aircraft from the CSA in any single calendar month.

b.If Mesa fails to provide an Option Notice to American within thirty (30) days following Mesa’s receipt of a Withdrawal Notice relating to a particular Failure, Mesa may not exercise the Mesa Option with respect to that particular Failure; provided, however, that Mesa’s election not to exercise the Mesa Option with respect to such Failure will have no impact on Mesa’s ability to exercise the Mesa Option based on other Failures.

8.Remaining Aircraft.  The withdrawal of any Aircraft pursuant to this Nineteenth Amendment will not modify in any way either Party’s obligations with respect to the expiration of the Code Share Agreement as to the remaining Aircraft, including without limitation the timing of such expiration(s).  This Section 8 will survive the expiration of this Nineteenth Amendment.

9.Compensation.

a.In addition to any amounts otherwise payable by American to Mesa pursuant to the Code Share Agreement, American will pay to Mesa the following amounts (the “Additional Monthly Compensation”):

i.[***] in April 2019;

ii.[***] per month beginning in May 2019 and ending in October 2019; and

iii.[***] per month beginning in November 2019 and ending in December 2020, which shall be solely to the extent that Mesa meets or exceeds the Mesa Performance Criteria thresholds contained in Sections 3.2(b)(i) (MEL Counts), 3.2(b)(ii) (CCF), 3.2(b)(iii) (MxD60), 3.2(b)(iv) (CD0) and 3.3(c) – (f) (Maintenance and Staffing) hereof during such relevant month; provided that solely for purposes of this Section 9(a)(iii), the Mesa Performance Criteria described herein shall be measured on a calendar month basis using the thresholds provided in the aforementioned Sections for Measurement Dates after August 31, 2019.  If any Failure occurs within an applicable calendar month, American shall not  be required to pay Mesa and Mesa shall not be entitled to the Additional Monthly Compensation for such calendar month.

b.This Section 9 will survive the expiration of this Nineteenth Amendment.

10.Mesa’s Obligation to Fly the Schedule. Mesa acknowledges and reaffirms its obligation to fly the Schedule established and provided by American.

11.Calculations.

11.1.Source Data.  Mesa acknowledges and agrees that American may rely on American’s own data for purposes of calculating Mesa’s (and, if applicable, American’s other regional operators’) performance with respect to all Performance Metrics.

11.2.Rounding.  The final result of each MEL Count calculation shall be rounded to the nearest [***] of an MEL.  The final result of each Performance Metric calculation other than MEL Counts shall be

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rounded to the nearest [***] of a percent.  The final result of each calculation of Dedicated AMT staffing levels under Section 3.3(c) shall be rounded to the nearest [***].  For example:

a.if Mesa’s actual calculated MEL Count as of a given Measurement Date is [***], Mesa’s MEL Count as of such Measurement Date shall be deemed to be [***];

b.if Mesa’s actual MEL Count as of such Measurement Date is [***], Mesa’s MEL Count as of such Measurement Date shall be deemed to be [***];

c.if Mesa’s actual calculated CCF as of a given Measurement Date is [***], Mesa’s CCF as of such Measurement Date shall be deemed to be [***];

d.if Mesa’s actual calculated CCF as of such Measurement Date is [***], Mesa’s CCF as of such Measurement Date shall be deemed to be [***];

e.if Mesa’s actual Dedicated AMT staffing percentage as of a given Measurement Date is [***], Mesa’s Dedicated AMT staffing percentage as of such Measurement Date shall be deemed to be [***]; and

f.if Mesa’s actual Dedicated AMT staffing percentage as of such Measurement Date is [***], Mesa’s Dedicated AMT staffing percentage as of such Measurement Date shall be deemed to be [***].

12.Miscellaneous

12.1.Except as expressly set forth in this Nineteenth Amendment, all of the terms and conditions, including all obligations, rights, and remedies, currently existing under the Code Share Agreement shall remain in full force and effect and be applicable to this Nineteenth Amendment.  In the event of a conflict between the Nineteenth Amendment and the Code Share Agreement, the Nineteenth Amendment shall control during the Amendment Term.

12.2.Each Party hereby reserves all rights, remedies and defenses they may have under the Code Share Agreement or otherwise.  In addition, neither Party waives any of the other Party’s defaults, past, current or future.  The foregoing notwithstanding, each Party hereby covenants and agrees that, in the event that such Party has claims of any kind against the other Party arising under the Code Share Agreement and existing as of the Effective Date of this Nineteenth Amendment, such Party will not bring any such claim during the Amendment Term.

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12.3.This Nineteenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

12.4.The Nineteenth Amendment (including the Exhibits attached hereto) and the Code Share Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior understandings with respect thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Nineteenth Amendment as of the Effective Date.

AMERICAN AIRLINES, INC.

By:	/s/ Devon May

Name:	Devon May

Title:	Senior Vice President – Network Strategy

Date:	September 30, 2019

MESA AIRLINES, INC.

By:	/s/ Michael J. Lotz

Name:	Michael J. Lotz

Title:	President and CFO

Date:	September 30, 2019

Signature Page to Nineteenth Amendment